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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2002

                             STRAYER EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

              Maryland                 000-21039               52-1975978
     -----------------------      -------------------      -----------------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
incorporation or organization)      Number)               Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA                    22209
----------------------------------------------             -----------------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.


On November 20, 2002, Strayer Education, Inc. announced the closing of a 2.3 million common share secondary offering. The November 20, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.01             Press Release dated November 20, 2002


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Strayer Education, Inc.
Date:  November 20, 2002      By: /s/  Mark C. Brown
                              ----------------------
                              Mark C. Brown
                              Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
-----------------          -------------------------------
99.01                      Press Release dated November 20, 2002.



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